TRADE AND OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2022
TRADE AND OTHER RECEIVABLES [abstract]
TRADE AND OTHER RECEIVABLES

5.   TRADE AND OTHER RECEIVABLES

As at	December 31, 2022	December 31, 2021
Trade receivables from doré and concentrate sales	$23,977	$25,718
Advances and other receivables	7,443	4,424
Value added taxes recoverable	36,745	46,345
Trade and other receivables	$68,165	$76,487

The Company’s trade receivables from concentrate and doré sales are expected to be collected in accordance with the terms of the existing concentrate and doré sales contracts with its customers. No amounts were past due as at December 31, 2022 and 2021.

During the year ended December 31, 2021, the Company recognized a provision of $0.9 million related to estimated VAT receivables expected to be sold in the next twelve months. This provision was reversed during the year ended December 31, 2022.